UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2010

WEST COAST BANCORP

(Exact name of registrant as specified in charter)

Oregon

(State or other jurisdiction of incorporation)

0-10997

(SEC File Number)

93-0810577

(IRS Employer Identification No.)

5335 Meadows Road, Suite 201 Lake Oswego, Oregon (Address of principal executive offices)	97035 (Zip Code)

Registrant’s telephone number, including area code:

(503) 684-0884

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On March 2, 2010, West Coast Bancorp issued a press release announcing the expiration of the offering period for its previously announced rights offering at 5:00 p.m. on March 1, 2010, and the preliminary results of the rights offering, which was oversubscribed.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (d)  Exhibits:  The following exhibit is filed with this Form 8-K:

                        99.1  Press release dated March 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST BANCORP
Dated: March 3, 2010	By:	/s/ Richard R. Rasmussen
Richard R. Rasmussen Executive Vice President, General Counsel and Secretary